UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 28, 2008
EZCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-19424 (Commission File Number)	74-2540145 (I.R.S. Employer Identification No.)

1901 CAPITAL PARKWAY AUSTIN, TEXAS	78746
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(512) 314-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On May 28, 2008, an EZCORP, Inc. subsidiary executed Amendment No. 3 to its agreement to acquire up to 100%, but not less than 70%, of the equity ownership of Value Financial Service, Inc. A copy of the amendment is attached hereto as Exhibit 10.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
10.1	Amendment No. 3 to Stock Purchase Agreement with Value Financial Services, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC. (Registrant)
Date: May 28, 2008	By:	/s/ Daniel N. Tonissen
(Signature)
Senior Vice President, Chief Financial Officer, and Director

EXHIBIT INDEX
10.1	Amendment No. 3 to Stock Purchase Agreement with Value Financial Services, Inc.